Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

Exhibit 10.23

Private and Confidential	TEL: +44 (0)20 7611 8888 Direct: 8241
FAX: +44 (0)20 7611 8545 Direct: 8857
Dr Thomas Davis	E-MAIL: s.molton@wellcome.ac.uk
PTC Therapeutics Inc.
100 Corporate Court
South Plainfield	Our Ref: 092687
NJ 07079	08 May 2012
USA

Dear Dr Davis

No Cost Milestone Extension to the Seeding Drug Discovery Initiative Funding Agreement (the “Extension Letter”)

We refer to the Funding Agreement between (1) The Wellcome Trust Limited as trustee of the Wellcome Trust (the “Trust”) and (2) PTC Therapeutics Inc. dated 26 May 2010 (the “Agreement”), together with the Award Letter from the Trust to the Principal Investigator dated 26 May 2010.

Unless the context otherwise requires, all capitalised terms used in this Extension Letter shall have the meanings given to them in the Agreement.

The Agreement was to enable the Trust to grant PTC Therapeutics Inc. (“PTC”) up to a maximum amount of $5,397,000 (five million and three hundred thousand and ninety-seven thousand United States dollars) payable in milestone dependent instalments for conducting a research programme aimed at identifying small molecules that selectively decrease the production of Bmi-1 expression in tumour stem cells. The Parties acknowledge and agree that to this date $3,099,000 (three million and ninety-nine thousand United States dollars) has been drawn-down by PTC pursuant to the Agreement.

The Trust is now willing to grant a no cost Milestone extension to PTC for the achievement of Milestone 2 set out in the Award Letter. In consideration for the sum of one pound (£1), the receipt of which is hereby acknowledged by the Trust, the Parties agree to amend the Award Letter as follows:

The Milestone table set out in the Award Letter shall be deleted and replaced with the following:

Milestone	Description of Milestone	Milestone Date
1

Milestone 1: Months 1-6

Identification of molecules that have in vivo efficacy and that cross the blood-brain barrier.

●    Identify compounds for which the ratios of both the trough plasma and brain tissue concentrations relative to the in vitro EC50 are greater than or equal to 2 (Cp6h / ECSO > 2; Cbrain6hr / EC50 > 2)

6 months after the Commencement Date

215 Euston Road  London NWl 2BE  UK

T +44 (0)20 7611 8888  F +44 (0)20 7611 8545  www.wellcome.ac.uk

The Wellcome Trust is a charity registered in England and Wales, no. 210183. Its sole trustee is The Wellcome Trust Limited, a company registered in England and Wales, no. 2711000 (whose registered office is at 215 Euston Road, London NWl 2BE, UK).

Identify compounds with good PK properties and an EC50< 500 nM (ELISA of tumour cell extract)

Demonstrate selectivity to Bmi-1 versus other targets to rule out a general cytotoxic effect. Establish a selectivity profile in vitro and in vivo: EC50 Bmi-1<10X EC50 protein X (eg. X= p27, actin, tubulin, histone 2A, EZH2).

Demonstrate activity of compounds in animal models of tumour growth to establish proof of concept and a PK/PD relationship. Primary Goal: >50% reduction in intra-tumour Bmi-1 levels; Secondary Goal: >50% reduction in tumour growth.

Plans for determining Mechanism of Action approved by the RSG following dosing.

●     Identify compounds with good PK properties and an EC50< 500 nM (ELISA of tumour cell extract)

●     Demonstrate selectivity to Bmi-1 versus other targets to rule out a general cytotoxic effect. Establish a selectivity profile in vitro and in vivo: EC50 Bmi-1<10X EC50 protein X (eg. X= p27, actin, tubulin, histone 2A, EZH2).

●     Demonstrate activity of compounds in animal models of tumour growth to establish proof of concept and a PK/PD relationship. Primary Goal: >50% reduction in intra-tumour Bmi-1 levels; Secondary Goal: >50% reduction in tumour growth.

●     Plans for determining Mechanism of Action approved by the RSG

2

Milestone 2 Time: Months 7 - 23

Identify a single compound as the Development Candidate (DC).

●     Identify a compound with PK trough plasma exposure upon dosing, at 6 hours (C6h (usually a 10 mg/kg dose) that is at least > 2 times the concentration of the in vitro EC50 and > 0.5 µg/ml.

●     Improve compound potency. Goal: EC50< 100 nM.

●    Establish the gene expression selectivity and safety profile of the compound both in vitro and in vivo. Goals will include: establishing the specificity of the compound to the production of Bmi-1 versus other proteins (EC50 Bmi-1<100X EC50 proteinX (X= other protein such as p27, actin, tubulin, or histone 2A); establishing a >3-fold selectivity versus other UTR driven reporters; establishing the cytotoxicity profile with CC50/EC50 Bmi-1 = >100 fold.

●    Identifying compounds with: 1) <20% hERG inhibition at 5 µM; 2) no off-target effects at 10x therapeutic exposures; negative in exploratory Ames tests, acceptable in vitro off-target assay panel.

●    Demonstrate anti-tumour activity as mono- and combination therapy in orthotopic models of glioblastoma. Goal: >50% reduction in intra tumour Bmi-1 levels: >50% reduction in tumour growth and demonstration of additivity or synergy with standard of care (e.g. temozolomide).

●     Determine the activity and selectivity against the tumour stem cell fraction versus other tumour cell populations. Stem cell toxicity window: CC50 stem cell/EC50 >10-fold.

●    Perform non-GLP pharmacokinetic and safety toxicology studies in rats, dogs and/or monkeys to enable the submission of an IND application. These studies will include: dose-escalating studies and 2- week safety studies to monitor safety and

23 months after the Commencement Date

toxicology. Compound effects to be monitored by histopathology, clinical chemistry and haematology. Goal: a 10X safety window (exposure of efficacious dose vs. NOAEL, dose with no adverse effects); adequate compound exposure and safety in two species (rodent and non-rodent) to support further pre-clinical and clinical development.

3

Milestone 3: Months 24 - 35.

Data package sufficient for an IND application (Months 24 - 35).

Complete chemical manufacture and control (CMC) and non-clinical development to support an IND application. A comprehensive program of safety pharmacology and toxicology studies will be performed. These studies will be conducted in compliance with FDA Good Laboratory Practices (21 CFR Part 58), and will include analysis of dose formulations for confirmation of content, homogeneity and stability using a validated method. The same batch of material will be used for the safety pharmacology and toxicology studies. These activities will include:

●     Development of a chemical synthesis process suitable for kg-scale manufacture of DC.

●     Synthesis of sufficient quantities of GMP compound for toxicology testing.

●     Identification and testing of an oral formulation suitable for toxicology studies.

●    Conductance of IND-enabling safety pharmacology and toxicology studies. Studies will include: 1) assessment of neurological function in rodents treated with compound (Irwin or FOB); 2) assessment of cardiovascular function in dogs treated with compound; 3) assessment of respiratory function in rodents. Goal: Identification of a compound with an adequate safety profile in rats and dogs (or monkeys) following dosing for one month.

35 months after the Commencement Date

The amendments set out above shall have effect as from the date of the last signature of this Extension Letter. Except as set out in this Extension Letter the provisions of the Agreement and the Award Letter shall remain in full force and effect. Should there be any inconsistencies between this Extension Letter, the Agreement and the Award Letter, then this Extension Letter shall prevail.

This Extension Letter (and any dispute, controversy, proceedings or claim of whatever nature arising out of this Extension Letter or its formation) shall be governed by and construed in accordance with the laws of England. The Parties irrevocably submit to the exclusive jurisdiction of the Courts of England.

Please would you arrange for two copies of this Extension Letter to be signed on behalf of PTC and return one to us for our records.

Signed for and on behalf of

THE WELLCOME TRUST LIMITED

as trustee of the Wellcome Trust:

Signature:	/s/ Dr Richard Seabrook	Signature:	/s/ Dr Bina Rawal
Name:	Dr Richard Seabrook	Name:	Dr Bina Rawal
	Head of Business Development		Head of Clinical Development
	Technology Transfer		Technology Transfer

Date:	8 May 2012	Date:	9 May 2012

Accepted and signed for and on behalf of

PTC THERAPEUTICS INC:

Signature:	/s/ Mark E. Boulding
Name:	Mark E. Boulding
Executive VP, Chief Legal Officer

Date:	5/15/12

Private and Confidential	TEL: +44 (0)20 7611 8888 Direct: 8241
FAX: +44 (0)20 7611 8545 Direct: 8857
FAO: Legal Department	E-MAIL: s.molton@wellcome.ac.uk
PTC Therapeutics, Inc.
100 Corporate Court
South Plainfield	Our Ref: 092687
NJ 07079
USA	24 May 2013

Dear Sirs

Second No Cost Milestone Extension to the Seeding Drug Discovery Initiative Funding Agreement (the “Second Extension Letter”)

We write with reference to:

1.	the funding agreement between The Wellcome Trust Limited as trustee of the Wellcome Trust (the “Trust”) and PTC Therapeutics, Inc. (“PTC”) dated 26 May 2010; and
2.	the no cost milestone extension letter to the funding agreement dated 08 May 2012 (the “Extension Letter”),

together, the “Agreement”; and the Award Letter from the Trust to the Principal Investigator dated 26 May 2010.

The Agreement was to enable the Trust to grant PTC up to a maximum amount of US$5,397,000 (five million three hundred thousand and ninety-seven thousand United States dollars) payable in milestone dependent instalments for conducting a research programme aimed at identifying small molecules that selectively decrease the production of Bmi-1 expression in tumour stem cells.

Pursuant to Clause 2.4 of the Agreement, the Trust is now willing to grant a no cost Milestone Extension to PTC for the achievement of Milestone 3. In consideration of the sum of one pound (£1), the receipt of which is hereby acknowledged by the Trust, the Parties agree to amend the Award Letter as follows:

1. No cost milestone extension

The wording “Milestone 3: Months 24-35 Data package sufficient for an IND application (Months 24-35)” set out in the Award Letter for Milestone 3 under the heading ‘Description of Milestone’ shall be deleted and replaced with the wording “Milestone 3: Months 24-45 Data package sufficient for an IND application (Months 24-45).”

The wording “35 months after the Commencement Date” set out in the Award Letter for Milestone 3 under the heading ‘Milestone Date’ shall be deleted and replaced with the wording “45 months after the Commencement Date.”

215 Euston Road  London NWl 2BE  UK

T +44 (0)20 7611 8888  F +44 (0)20 7611 8545  www.wellcome.ac.uk

The Wellcome Trust is a charity registered in England and Wales, no. 210183. Its sole trustee is The Wellcome Trust Limited, a company registered in England and Wales, no. 2711000 (whose registered office is at 215 Euston Road, London NWl 2BE, UK).

The amendment set out above shall have effect as from the date this Second Extension Letter is countersigned by PTC. Except as set out in this Second Extension Letter, all other provisions of the Agreement and the Award Letter shall remain in full force and effect. All capitalised terms in this Second Extension Letter shall have the same meaning as those in the Agreement and the Award Letter. This Second Extension Letter shall be governed by and interpreted in accordance with English law.

Please would you arrange for two copies of this Second Extension Letter to be signed on behalf of PTC and return one to us for our records.

Signed for and on behalf of

THE WELLCOME TRUST LIMITED

as trustee of the Wellcome Trust:

Of
Signature:	/s/ Dr Richard Seabrook	Signature:
Name:	Dr Richard Seabrook	Name:
Head of Business Development
Technology Transfer

Date:	5th June 2013	Date:

Accepted and signed for and on behalf of

PTC THERAPEUTICS, INC:

Signature:	/s/ Mark E. Boulding	Signature:
Name:	Mark E. Boulding	Name:
Executive Vice President
Chief Legal Officer

Date:	24 May 2013	Date:

Private and Confidential	TEL: +44 (0)20 7611 8888 Direct: 8241
FAX: +44 (0)20 7611 8545 Direct: 8857
FAO: Legal Department	E-MAIL: s.molton@wellcome.ac.uk
PTC Therapeutics Inc.
100 Corporate Court
South Plainfield	Our Ref: 092687
NJ 07079
USA	3 March 2014

Dear Sirs

Third No Cost Milestone Extension to the Seeding Drug Discovery Initiative Funding Agreement (the “Third Extension Letter”)

We write with reference to:

1.	the funding agreement between The Wellcome Trust Limited as trustee of the Wellcome Trust (the “Trust”) and PTC Therapeutics Inc. (“PTC”) dated 26 May 2010;
2.	the no cost milestone extension letter to the funding agreement dated 08 May 2012 (the “Extension Letter”); and
3.	the second no cost milestone extension letter to the funding agreement dated 24 May 2013 (the “Second Extension Letter”),

together, the “Agreement”; and the Award Letter from the Trust to the Principal Investigator dated 26 May 2010.

The Agreement was to enable the Trust to grant PTC up to a maximum amount of US$5,397,000 (five million three hundred thousand and ninety-seven thousand United States dollars) payable in milestone dependent instalments for conducting a research programme aimed at identifying small molecules that selectively decrease the production of Bmi-1 expression in tumour stem cells.

Pursuant to Clause 2.4 of the Agreement, the Trust is now willing to grant a no cost Milestone Extension to PTC for the achievement of Milestone 3. In consideration of the sum of one pound (£1), the receipt of which is hereby acknowledged by the Trust, the Parties agree to amend the Award Letter as follows:

1. No cost milestone extension

The wording “Milestone 3: Months 24-45 Data package sufficient for an IND application (Months 24-45) set out in the Award Letter for Milestone 3 under the heading ‘Description of Milestone’ shall be deleted and replaced with the wording “Milestone 3: Months 24-54 Data package sufficient for an IND application (Months 24-54).”

The wording “45 months after the Commencement Date” set out in the Award Letter for Milestone 3 under the heading ‘Milestone Date’ shall be deleted and replaced with the wording “54 months after the Commencement Date”

215 Euston Road  London NWl 2BE  UK

T +44 (0)20 7611 8888  F +44 (0)20 7611 8545  www.wellcome.ac.uk

The Wellcome Trust is a charity registered in England and Wales, no. 210183. Its sole trustee is The Wellcome Trust Limited, a company registered in England and Wales, no. 2711000 (whose registered office is at 215 Euston Road, London NWl 2BE, UK).

The amendments set out above shall have effect as from the date this Third Extension Letter is countersigned by PTC. Except as set out in this Third Extension Letter, all other provisions of the Agreement and the Award Letter shall remain in full force and effect. All capitalised terms in this Third Extension Letter shall have the same meaning as those in the Agreement and the Award Letter. This Third Extension Letter shall be governed by and interpreted in accordance with English law.

Please would you arrange for two copies of this Third Extension Letter to be signed on behalf of PTC and return one to us for our records.

Signed for and on behalf of

THE WELLCOME TRUST LIMITED

as trustee of the Wellcome Trust:

Signature:	/s/ Dr Richard Seabrook
Name:	Dr Richard Seabrook
Head of Business Development
Technology Transfer

Date:	3/3/14

Accepted and signed for and on behalf of

PTC THERAPEUTICS, INC:

Signature:	/s/ Mark E. Boulding
Name:	Mark E. Boulding
Executive Vice President
Chief Legal Officer

Date:	3/11/14

Private and Confidential	TEL: +44 (0)20 7611 8888 Direct: 7296
FAX: +44 (0)20 7611 8545 Direct: 8857
FAO: Legal Department	E-MAIL: t.jinks@wellcome.ac.uk
PTC Therapeutics Inc.
100 Corporate Court
South Plainfield	Our Ref: 092687
NJ 07079
USA	27 March 2015

Dear Sirs

Phase 1 Milestone Deferral Amendment to the Seeding Drug Discovery Initiative Funding Agreement (the “Milestone Deferral Letter”)

We write with reference to:

1.the agreement for the provision of funding between The Wellcome Trust Limited as trustee of the Wellcome Trust (the “Trust”) and PTC Therapeutics Inc. (“PTC”) dated 26 May 2010 (the “Funding Agreement”);

2.the award letter from the Trust to the Principal Investigator dated 26 May 2010 (the “Award Letter”);

3.	the no cost milestone extension letter to the Funding Agreement dated 08 May 2012 (the “Extension Letter”);
4.	the second no cost milestone extension letter to the Funding Agreement dated 24 May 2013 (the “Second Extension Letter”),
5.	the third no cost milestone extension letter to the Funding Agreement dated 3 March 2014 (effective 11 March 2014) (the “Third Extension Letter”).

Together, the Original Agreement, the Award Letter, the Extension Letter, the Second Extension Letter and the Third Extension Letter are herein referred to as the “Agreement”.

The Agreement was to enable the Trust to grant PTC up to a maximum amount of US$5,397,000 (five million three hundred and ninety-seven thousand United States dollars) payable in milestone dependent instalments for conducting a research programme (led by Dr Thomas Davis) aimed at identifying small molecules that selectively decrease the production of Bmi-1 expression in tumour stem cells.

Pursuant to discussions with PTC about deferring payment of the first milestone, the Trust is now willing to grant an extension of time to pay the milestone due from PTC in connection with the first enrolment of a subject in a Phase 1 Clinical Trial of a Product. In consideration of the sum of one pound (£1), the receipt of which is hereby acknowledged by the Trust, the Parties agree to amend Sections 2(a)(i)(1) and 2(a)(iv)(1) of Schedule 6 to the Funding Agreement as follows:

1. The wording:

“(1) “First enrolment of a subject in a Phase 1 Clinical Trial of a Product: 0.1x the Trust Contribution.”

215 Euston Road  London NWl 2BE  UK

T +44 (0)20 7611 8888  F +44 (0)20 7611 8545  www.wellcome.ac.uk

The Wellcome Trust is a charity registered in England and Wales, no. 210183. Its sole trustee is The Wellcome Trust Limited,

a company registered in England and Wales, no. 2711000 (whose registered office is at 215 Euston Road, London NW1 2BE, UK).

being the entirety of Section 2(a)(i)(1) of Schedule 6 of the Funding Agreement shall be deleted and replaced with the following wording:

“(1) “First anniversary of the enrolment of a subject in a Phase 1 Clinical Trial of a Product: 0.15x the Trust Contribution.”

2. The wording:

“(1) Phase 1-Phase 3 milestones shall be payable in equal quarterly instalments over expected term of study, with the first installment payment due within [**] Business Days of the milestone triggering event. PTC may by written notice to the Trust elect to defer payment of the Phase 3 milestone until after completion of the first Phase 3 study to be completed in either the USA or the EAA (whichever is the sooner) required for Regulatory Approval (the “Trigger Phase 3”), in which case PTC shall pay such Phase 3 milestone (including additional 1x due for the deferral option) within [**] of completion of the Trigger Phase 3 study. For clarity, if deferred, the payment of Phase 3 milestone is due regardless of outcome of Phase 3 trial(s); provided, that the Trust agrees to accept alternative consideration, such as equity, in the event a cash payment after a Phase 3 trial failure would place PTC in financial distress.”

being the entirety of Section 2(a)(iv)(1) of Schedule 6 of the Funding Agreement shall be deleted and replaced with the following wording:

“(1) The Phase 1 milestone shall be payable as a lump sum on the first anniversary of the enrolment of a subject in a Phase 1 Clinical Trial of a Product.

The Phase 2-Phase 3 milestones shall be payable in equal quarterly instalments over expected term of study, with the first instalment payment due within [**] Business Days of the milestone triggering event.

PTC may by written notice to the Trust elect to defer payment of the Phase 3 milestone until after completion of the first Phase 3 study to be completed in either the USA or the EAA (whichever is the sooner) required for Regulatory Approval (the “Trigger Phase 3”), in which case PTC shall pay such Phase 3 milestone (including additional 1x due for the deferral option) within [**] of completion of the Trigger Phase 3 study. For clarity, if deferred, the payment of Phase 3 milestone is due regardless of outcome of Phase 3 trial(s); provided, that the Trust agrees to accept alternative consideration, such as equity, in the event a cash payment after a Phase 3 trial failure would place PTC in financial distress.”

The amendments set out above shall have effect as from the date this Milestone Deferral Letter is countersigned by PTC. Except as set out in this Milestone Deferral Letter, all other provisions of the Agreement shall remain in full force and effect. All capitalised terms in this Milestone Deferral Letter shall have the same meaning as those in the Agreement. This Milestone Deferral Letter shall be governed by and interpreted in accordance with English law.

Please would you arrange for two copies of this Milestone Deferral Letter to be signed on behalf of PTC and return one to us for our records.

Signed for and on behalf of

THE WELLCOME TRUST LIMITED

as trustee of the Wellcome Trust:

Signature:	/s/ Dr Richard Seabrook	Signature:	/s/ Sari Watson
Name:	Dr Richard Seabrook	Name:	Sari Watson
	Head of Business Development		Innovations
Innovations

Date:	27/3/15	Date:	27/3/15

Accepted and signed for and on behalf of

PTC THERAPEUTICS, INC:

Signature:	/s/ Mark E. Boulding	Signature:
Name:	Mark E. Boulding	Name:
Executive Vice President
Chief Legal Officer

Date:	27 March 2015	Date:

,
Private and Confidential	TEL: +44 (0)20 7611 8888
FAX: +44 (0)20 7611 8545 Direct: 8857
FAO: Legal Department	E-MAIL: t.jinks@wellcome.ac.uk
PTC Therapeutics, Inc.
100 Corporate Court
South Plainfield	Our Ref: 092687
NJ 07079
USA	19 January 2017

Dear Sirs

Amendment to the Seeding Drug Discovery Initiative Funding Agreement (the “Fifth Amendment”)

We write with reference to:

1.	the funding agreement between The Wellcome Trust Limited as trustee of the Wellcome Trust (the “Trust”) and PTC Therapeutics, Inc. (“PTC”) dated 26 May 2010;
2.	the no cost milestone extension letter to the funding agreement dated 08 May 2012 (fully executed 15 May 2012);
3.	the Second Amendment dated 31 May 2013 (fully executed 05 June 2013);
4.	the Third Extension Letter dated 03 March 2014 (fully executed 11 March 2014); and
5.	the Phase 1 Milestone Deferral Amendment dated 27 March 2015,

together, the “Agreement”; and the Award Letter from the Trust to the Principal Investigator dated 26 May 2010.

The Agreement was to enable the Trust to grant PTC up to a maximum amount of US$5,397,000 (five million three hundred thousand and ninety-seven thousand United States dollars) payable in milestone dependent instalments for conducting a research programme aimed at identifying small molecules that selectively decrease the production of Bmi-1 expression in tumour stem cells.

Pursuant to Clause 23.2 of the Agreement and in consideration of the sum of one pound (£1) from PTC, the receipt of which is hereby acknowledged by the Trust, the Parties agree to amend the Agreement as follows:

SCHEDULE 6 (REVENUE SHARING TERMS) is deleted in its entirety and replaced with SCHEDULE 6V2 (REVENUE SHARING TERMS) attached to this Fifth Amendment.

The amendment set out above shall have effect as from the date this Fifth Amendment is countersigned by PTC. Except as set out in this Fifth Amendment, all other provisions of the Agreement and the Award Letter shall remain in full force and effect. All capitalised terms in this Fifth Amendment shall have the same meaning as those in the Agreement and the Award Letter. This Fifth Amendment shall be governed by and interpreted in accordance with English law.

Wellcome Trust, 215 Euston Road, London NWl 2BE, UK  T +44 (0)20 7611 8888, F +44 (0)20 7611 8545  wellcome.ac.uk

Please would you arrange for two copies of this Fifth Amendment to be signed on behalf of PTC and return one to us for our records.

Signed for and on behalf of

THE WELLCOME TRUST LIMITED

as trustee of the Wellcome Trust:

Signature:	/s/ Sari Watson
Name:	Sari Watson
Innovations

Date:	19/1/2017

Accepted and signed for and on behalf of

PTC THERAPEUTICS, INC:

Ark Boulding
Signature:	/s/ Mark E. Boulding
Name:	Mark E. Boulding
Executive Vice President
Chief Legal Officer

Date:	25 Jan 2017

SCHEDULE 6V2

REVENUE SHARING TERMS

1)Introduction
a)	This Schedule 6 sets out the revenue sharing terms (“Revenue Sharing Terms”) agreed between the parties.
b)	Each scenario below shall apply based on the description of the scenario.
2)Scenario 1: PTC exploits the Programme Intellectual Property on a For-Profit Basis alone (or in collaboration with a Distributor or marketing/sales agent under which PTC retains overall control of worldwide commercialization).
a)	PTC shall pay the following stage-based milestones based on multiples of the total Trust Contribution through Regulatory Approval:
i)	Milestone triggering events and amounts:
(1)	First enrolment of a subject in a Phase 1 Clinical Trial of a Product: 0.15x the Trust Contribution.
(2)	First enrolment of a subject in a Phase 2 Clinical Trial of a Product: $2.5 million.
(3)	First enrolment of a subject in a Phase 3 Clinical Trial of a Product (with option to delay to as provided below for an additional 1x payment): $4.5 million.
(4)	Regulatory Approval of a Product: $10 million.
(5)	Provided, that the third and fourth milestones above (for the Phase 3 trial and Regulatory Approval) shall be payable only in the event the Trust Contribution represents at least 80 % of the proposed $5.4 million US funding amount.
ii)	Worked Example: assumes Trust funds $5.4 million US and PTC does not elect to defer payment of the Phase 3 milestone:
(1)	Phase 1 milestone amount = $810,000
(2)	Phase 2 milestone amount = $2.5 million
(3)	Phase 3 milestone amount = $4.5 million
(4)	Regulatory Approval milestone amount = $10 million
(5)	Total of all milestone amounts= $17,810,000
iii)	Worked Example: assumes Trust funds $5.4 million and PTC defers at Phase 3:
(1)	Phase 1 milestone amount = $810,000
(2)	Phase 2 milestone amount = $2.5 million
(3)	Phase 3 milestone amount = $9.9 million (deferred as provided below)
(4)	Regulatory Approval milestone amount =$10 million
(5)	Total of all milestone amounts = $23,210,000
iv)	Payment of milestones

(1)	The Phase 1 milestone shall be payable as a lump sum on the first anniversary of the enrolment of a subject in a Phase 1 Clinical Trial of a Product.

The Phase 2 milestone shall be payable as a lump sum due within [**] Business Days of the earlier of the completion of enrolment (last patient, first dose) or termination of dosing of all patients in the first Phase 2 study.

The Phase 3 milestone shall be payable in equal quarterly installments over expected term of study, with the first installment payment due within [**] Business Days of the milestone triggering event.

PTC may by written notice to the Trust elect to defer payment of the Phase 3 milestone until after completion of the first Phase 3 study to be completed in either the USA or the EAA (whichever is the sooner) required for Regulatory Approval (the “Trigger Phase 3”), in which case PTC shall pay such Phase 3 milestone (including additional 1x due for the deferral option) within [**] of completion of the Trigger Phase 3 study. For clarity, if deferred, the payment of Phase 3 milestone is due regardless of outcome of Phase 3 trial(s); provided, that the Trust agrees to accept alternative consideration, such as equity, in the event a cash payment after a Phase 3 trial failure would place PTC in financial distress.

(2)	For clarity, milestones are payable only for the first Product to reach the applicable milestone.
(3)

The Regulatory Approval milestone shall be payable on the [**]; provided, however, that the Trust will consider in good faith payment of the Regulatory Approval milestone in installments if PTC revenue from all products at the time of Regulatory Approval is less than $[**].

b)

In addition to any milestones payable in accordance with the preceding section, PTC shall also pay royalties on Net Sales of Products, on a Product-by-Product basis; provided, that such royalties shall only be payable in the event the Trust Contribution represents at least [**]% of the proposed $5.4 million US funding amount, and shall be scaled proportionately in the event the Trust Contribution is greater than [**]% but less than 100% of the proposed $5.4 million US funding amount:

i)	Royalty based on Net Sales of Product: [**]%
ii)

Royalties payable shall be payable on a country-by-country basis until the longer of (a) the expiration last Valid Claim of a patent in the applicable country or region covering the Product, or (ii) the expiration of marketing exclusivity of a Product in the applicable country or region based on applicable law.

3)	Scenario 2: PTC exploits the Programme Intellectual Property on a For-Profit Basis through outlicensing of a Product to a Third Party on a worldwide, exclusive basis prior to Regulatory Approval.
a)	The parties shall hold an economic stake (“Base Shares”) in the Product calculated as of outlicensing effective date based on their respective economic contributions.
i)	On the Commencement Date, PTC begins with $5.4 million Base Shares, and the Trust with zero.
ii)	As the Trust pays the proposed the proposed $5.4 million US funding amount over the Programme Term, the Trust’s Base Share shall increase proportionately. By way of example, [**]
iii)	Following the Programme Term, PTC’s ownership of Base Shares shall increase proportionately based on PTC’s continuing economic contribution. By way of example, [**]
b)

All consideration attributable to outlicensing to a Third Party (other than debt at arm’s length interest rates or bona fide research funding) shall be divided between PTC and the Trust according to relative Base Share ownership at the time of such outlicensing, provided that, PTC will guarantee total payments to the Trust (including all prior payments per Scenario 1 and Scenario 2 of this Schedule) of at least 1x the Trust Contribution (i.e., $5.4 million). By way of example, [**].

c)

For clarity, once outlicensing under this scenario has occurred, then the milestones provided for in scenario 1 shall no longer apply following the effective date of the outlicense; provided, that if a milestone trigger event occurred prior to the outlicense but installment payments are ongoing, PTC must complete such milestone payments.

d)	For clarity, neither PTC nor the Third Party gaining the outlicense shall make any royalty payments to the Trust under this scenario.
e)

License or access payments to Third Parties for enabling technologies required, in the good faith judgment of PTC, to develop and commercialize a Product shall be counted in the calculation of Base Shares under this scenario; provided, however, that such payments shall not include license or access payments made with respect to the composition of matter or method of use of those active ingredient(s) in the Product that incorporate, comprise or are derived from the Programme Intellectual Property.

4)

Scenario 3: PTC exploits the Programme Intellectual Property on a For-Profit Basis by retaining development/commercialization rights to Product in some regions of the World or with respect to some uses of the Product (either alone or in a collaboration with a Distributor or marketing/sales agent under which PTC retains overall control of commercialization)), and outlicenses the Product on an exclusive basis in other regions of the World or with respect to other uses of the Product.

a)

In this scenario, any consideration from outlicensing (other than debt at arm’s length interest rates or bona fide research funding) shall be divided between the parties according to Base Shares as of effective date of the outlicense.

b)

In addition, following such outlicense, PTC shall pay milestones and royalties based on scenario 1 for those regions of the World or uses of the Product for which it retains rights, subject to the following adjustments:

i)	PTC will prepare a written proposal for adjustment to milestones and royalties based on its modeling of the relative values of market share outlicensed vs. market share retained by PTC.
(1)	The Trust shall consider PTC’s proposal in good faith, and prepare a written counterproposal if it wishes;
(2)	The parties shall negotiate in good faith for reasonable allocation of relative value of markets based on their proposals;
(3)	If the parties cannot agree within [**] days, then the matter shall be referred for final determination via arbitration pursuant to Clause 19.3(a).
(4)

Once the relative value of the markets outlicensed versus the markets retained by PTC is determined, PTC’s obligation to make continuing milestone and royalty payments pursuant to Scenario 1 shall be reduced according to relative value of markets outlicensed versus the markets retained. By way of example, if PTC outlicensed [**] of the market value of a Product, then a milestone payment of $[**] owed under scenario 1 would be reduced to a milestone payment of $[**] under this scenario 3, and a [**]% Net Sales royalty under scenario 1 would become a [**]% Net Sales royalty under this scenario 3.

5)	Other Scenarios:
a)	If a situation arises that is not covered by any of the foregoing three scenarios, the parties will negotiate in good faith for an appropriate economic arrangement based on Base Shares.
i)	If the parties cannot agree, each party shall prepare a written proposal and accompanying rationale for an appropriate economic arrangement.
ii)	The parties shall then negotiate in good faith based on their respective proposals.
iii)	If parties cannot agree within [**] days, then the matter shall be referred for final determination via arbitration pursuant to Clause 19.3(a).